Exhibit 10.2
Loan Repayment Agreement

Party A: Shenzhen Zhaoheng Industrial Co., Ltd.
Party B: Hunan Sanjiang Electric Power Co., Ltd.

According to the results of financial auditing, Party A owed Party B RMB34,794,580.06 as of December 31, 2007. The nature of the debt was related party non-operating dispossession.

To truly reflect the operation results and financial situations of both parties and based on the principles of fairness and independence, Party A and Party B reached the following agreement:

1.	Party A agrees to repay the debt before December 2008.
2.	Before the debt is fully repaid, Party A shall pay asset dispossession interests to Party B at 120% of 7.47%, the bench mark rate set by the People’s Bank of China.
3.
Asset dispossession interests shall be settled on a quarterly basis and calculated on the basis of actual amount and number of days in arrears. Any outstanding interests shall be added up to the principals for forthcoming interests calculation.

Party A (seal): Shenzhen Zhaoheng Industrial Co., Ltd.
Legal Representative
(signature):

Party B (sealed): Party B: Hunan Sanjiang Electric Power Co., Ltd.
Legal Representative
(signature):

Signed: January 31,2008